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                        SUBSCRIPTION FOR THE PURCHASE OF
                            SHARES OF NARROWSTEP INC.







                                                February 27, 2004


Narrowstep Inc.
91 New Cavendish Street
London W1W 6XE
United Kingdom


Gentlemen:


        In connection with the AGREEMENT OF PURCHASE AND SALE OF STOCK dated November 17th 2003, among (i) NARROWSTEP INC., a Delaware corporation having an address at 91 New Cavendish Street, London W1W 6XE United Kingdom, (the Company ), (ii) Clifford Webb, having an address at 13 Muirdown Avenue, East Sheen, London SW14 8JX United Kingdom, who owns all of the outstanding shares of Sportshow Television Ltd. ( Sportshow ), a corporation having an address at 60 Parsons Green Lane, London SW6 4HU United Kingdom, (Clifford Webb is referred to as the Undersigned) and (iii) SPORTSHOW TELEVISION LTD, the Undersigned hereby offers to sell to the Company 200 shares of ordinary stock of Sportshow Television Ltd., representing Undersigned s entire ownership in Sportshow, for the following consideration to be paid by the Company for such shares: (i) cash payment of (pound)11,250 and (ii) 864,875 shares of Common Stock, par value $.000001 per share ( Shares ).

        In order to induce the Company to sell you the Shares, the Undersigned, for itself and for its legal representatives, successors and assigns, hereby makes the following representations, warranties and acknowledgments, intending that the Company rely hereon, to the Company, and covenants with the Company, as follows:

1. The Company has made available to the Undersigned all requested documents and records in its possession, and has offered the Undersigned an opportunity to discuss this investment with the Company and/or representatives of the Company and obtain any additional information necessary to verify the accuracy of any information furnished. The Undersigned

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acknowledges that no information furnished by the Company constitutes investment, accounting, legal or tax advice. The Undersigned is relying solely upon itself and its professional advisors, if any, for such advice.

2. The Undersigned has been provided no offering memorandum, or similar document, describing the Company. The Undersigned has relied solely upon its own independent investigation in making a decision to accept the Company s Shares in exchange for the Undersigned s shares in Sportshows TV. The Undersigned acknowledges and represents to the Company that it is aware that the Shares are a speculative investment which involves a substantial degree of risk with no assurance of any income from such investment and the possibility that the Shares may become worthless. The Undersigned acknowledges that neither the Shares nor any securities of the Company are traded on any stock exchange and that there is no market for the Shares. The Undersigned must therefore be prepared to bear the economic risks for an indefinite period, and the total loss of its investment in the Shares.

3. The Undersigned acknowledges that the Shares are not being registered under the laws of any jurisdiction and are being sold pursuant to an exemption from registration set forth in the United States Securities Act of 1933, as amended, (the "Securities Act") The Undersigned agrees to resell the Shares only
(i) pursuant to registration under the Securities Act, or (ii) pursuant to an available exemption from registration.

4. The Undersigned represents that the Shares are being acquired solely for the account of the Undersigned, solely for investment purposes and not with a view to resale or distribution, and that no other person has any direct or indirect interest in the Shares. The Undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or anyone else, Shares, or any part thereof, or any interest therein, and the Undersigned has no plans to enter into any such contract, undertaking, agreement or arrangement. The Undersigned understands that it may not dispose of the Shares, or any part thereof, or any interest therein, unless and until legal counsel for the Company shall have determined that the intended disposition does not violate the law of any jurisdiction. The Undersigned acknowledges that the Shares are non-transferable, that the Share certificates will bear a legend describing the restrictions on transfers, and that it will not be possible for the Undersigned to liquidate its investment in case of an emergency.

5. The Undersigned acknowledges and understands that all of the Company s outstanding Shares are restricted as to resale and cannot be sold unless a registration statement covering their resales is declared effective by the United States Securities and Exchange Commission ( SEC ) or there is an applicable exemption from registration. The Undersigned further acknowledges and understands that in order for there to be a trading market for the Company s Shares there are a number of steps that must be completed. These include (i) having the SEC declare effective a registration statement qualifying for resale the Company s outstanding Shares, (ii) having a broker-dealer agree to act as a market maker for the Company s Shares, (iii) the broker-dealer making the appropriate filings in the United States with the NASD, and (iv) the NASD approving the Company s Shares for trading. The Undersigned acknowledges that there can be no assurance all of these steps will be completed and that a trading market for the Company s Shares ever develops in the United States or elsewhere. The Undersigned acknowledges that in


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the event that no market for the Shares develops, it will be extremely difficult for the Undersigned to dispose of the Shares and that even if a market develops, there can be no assurance that the Market will be strong enough to absorb all of the Shares which may be offered for sale by existing shareholders and the Undersigned. The Undersigned acknowledges that the resales of substantial amounts of Shares will have a depressive effect on the market.

6. The Undersigned is knowledgeable and experienced in making and evaluating investments. The investments of the Undersigned in, and its commitments to, all non-liquid investments (including an investment in the Company ) are reasonable in relation to its net worth, and the Undersigned has the ability to bear the financial risk of an investment in the Company.

7. The Undersigned will indemnify and hold the Company, its affiliates, and representatives, harmless from and against any and all loss, liability, cost, damage, expense (including attorney's fees and expenses) and claims arising out of, in connection with or resulting (i) from the sale or distribution of Shares by the Undersigned in violation of any applicable law, rule or regulation, and
(ii) any misrepresentation by the Undersigned or any breach of any warranties herein or any covenants or agreements set forth herein.

8. The Undersigned acknowledges that no federal or state agency, governmental authority, regulatory body, stock exchange or other entity in the United States or in any other country has made any finding or determination as to the merits of this investment, nor have any such agencies, governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to the Shares.

The foregoing is not, and will not be, revocable by the Undersigned at any time. The Undersigned gives this document to the Company intending to be legally bound hereby.

                                        Very truly yours,


                                        /s/ Clifford Webb
                                        ----------------------------------------
                                        Signature

                                        Clifford Webb
                                        ----------------------------------------
                                        Name

                                        27/2/2004
                                        ----------------------------------------
                                        Date

                                        13 Muirdown Avenue
                                        East Sheen
                                        London SW14 8JX

                                        Address


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